UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-32113	33-0832424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue
Irvine, CA 92614
(Address of principal executive offices, including zip code)

(714) 430-6400
(Registrant’s telephone number, including area code)

Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 8.01	Other Events.

On October 16, 2018, the Board of Directors (the “Board”) of Resources Connection, Inc. (the “Company”) declared a regular quarterly dividend of $0.13 per share on the Company’s common stock.  The dividend is payable on December 11, 2018.  On November 13, 2018, the Board approved a change in the record date providing that the dividend is payable to shareholders of record on November 26, 2018 (with an ex-dividend date of November 23, 2018).  The Company’s Board will assess and approve future dividends quarterly.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces Change in Record Date for its Quarterly Dividend,” issued November 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

	By:	/s/ Kate W. Duchene
November 14, 2018	Name:	Kate W. Duchene
	Title:	Chief Executive Officer